Exhibit 10.4



                               CONTINUING GUARANTY
                          DEERVALLEY ACQUISITIONS CORP.

     For the purpose of inducing FIFTH THIRD BANK, a Michigan banking corporation, hereinafter referred to as the "Lender," to loan to DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, hereinafter referred to as the "Borrower," the maximum sum of $2,500,000.00, the undersigned, hereinafter referred to as "Guarantor," whether one or more, jointly and severally if more than one, does hereby unconditionally guaranty to Lender that: (a) Borrower will duly and punctually pay or perform all indebtedness, obligations and liabilities, direct or indirect, matured or unmatured, primary or secondary, certain or contingent of Borrower to Lender now or hereafter owing or incurred (including without limitation costs and expenses incurred by Lender in attempting to collect or enforce any of the foregoing) which are chargeable to Borrower either by law or under the terms of Lender's arrangements with Borrower relative to the above mentioned loan, hereinafter collectively referred to as the "Obligations" and individually as an "Obligation"; and (b) if there are any agreements or instruments evidencing or executed and delivered in connection with any Obligation, including but not limited to a mortgage and/or security agreement, Borrower will perform in all other respects strictly in accordance with the terms thereof.

     1. The word "Indebtedness" is used herein in its most comprehensive sense, and includes any and all advances (including future advances and those advances made by Lender to protect, enlarge or preserve the priority, propriety, or amount of its lien against mechanic's liens, equitable liens, or statutory claimants, or otherwise), debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not, absolute or contingent, liquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable. This is a Continuing Guaranty relating to said indebtedness, including that. arising under subsequent or successive transactions which shall either continue to increase the indebtedness or from time to time renew it after it has been satisfied.

     2. The obligations hereunder are independent of the Obligations of Borrower and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower may be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

     3. Guarantor authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to:

     (a) Renew, amend, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof;

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     (b)  Take  and  hold  security  for  the  payment  of  this guaranty or the indebtedness guarantied, exchange, enforce, waive and release any such security;

     (c) Apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine.

     4. Guarantor waives any right to require Lender to: (a) proceed against Borrower; (b) proceed against or exhaust any security held from Borrower; or (c) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower, except the defense of payment, and until all indebtedness of Borrower to Lender shall have been paid in full, Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in any security now or hereafter held by Lender. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of dishonor, and notices of acceptance of this guaranty and of the existence, creation or incurring of new or additional indebtedness. Guarantor covenants to cause Borrower to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of the Lender, and to take no action of any kind which might be the basis for a claim that Guarantor has any defense hereunder other than payment in full of all indebtedness of Borrower to Lender. Guarantor hereby indemnifies Lender against loss, cost or expense by reason of the assertion by Borrower of any defense of its obligations under any of the aforesaid instruments, or resulting from the attempted assertion by Guarantor of any defense hereunder based upon any such action or inaction of Borrower. Guarantor waives any right or claim of right to cause a marshaling of Borrower's assets or to require Lender to proceed against Guarantor in any particular order. No delay on the part of Lender in the exercise of any right, power or privilege under the documentation with Borrower or under this guaranty shall operate as a waiver of any such privilege, power or right.

     5. In addition to all liens upon, and rights of setoff against the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account of deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No act or conduct on the part of the Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, shall operate as a waiver of such right; and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

     6. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Lender. Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the

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performance  by  Guarantor  hereunder  including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     7. Guarantor agrees to pay reasonable attorneys' fees, paralegals' fees and legal assistants' fees, and all other costs and expenses which may be incurred by Lender in the enforcement of Borrower's Obligations and/or of this guaranty.

     8. Upon the default of Borrower with respect to any of its Obligations or liabilities to Lender, or in case Borrower or Guarantor shall become insolvent or make an assignment for the benefit of creditors, or if a petition in bankruptcy or for corporate reorganization or for an arrangement shall be filed by or against Borrower or Guarantor, or in the event of an appointment of a receiver for Borrower or Guarantor or its properties, or in the event that a judgment is obtained or warrant of attachment issued against Borrower or Guarantor, all or any part of the Obligations and liabilities of the Borrower and/or Guarantor to Lender, whether direct or contingent, and of every kind and description, shall, without notice or demand, at the option of the Lender, become immediately due and payable and shall be satisfied by Guarantor.

     9. Guarantor guarantees any sums that a trustee or debtor might thereafter recover from the Lender pursuant to a bankruptcy proceeding.

     10. Guarantor acknowledges that Lender has been induced by this guaranty to make the loan to Borrower heretofore described, and this guaranty shall, without further reference or assignment, pass to and may be relied upon and enforced by, any successor, participant or assignee of Lender in and to any liabilities or Obligations of Borrower.

     11. Guarantor hereby waives any right to trial by jury in any litigation at any time arising with respect to any matter connected with this guaranty.

     12. This guaranty shall, for all purposes, be governed by and construed in accordance with, the laws of the State of Florida.

     Dated  as  of  the          day  of  April,  2006.
                       ----------

                                   DEERVALLEY  ACQUISITIONS  CORP.,
                                   a  Florida  corporation


                                   By:
                                      ----------------------------------------
                                      Charles  G.  Masters,  as  it  President

                                        (CORPORATION  SEAL)

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STATE OF ALABAMA
COUNTY OF
         ---------------

     The  foregoing  instrument  was  acknowledged  before  me this       day of
                                                                   -------
April, 2006, by Charles G. Masters, as President of DEERVALLEY ACQUISITIONS CORP., a Florida corporation, on behalf of the corporation.

---- Personally known                    ------------------------------
---- ------ Driver's License             Notary Public
---- Other Identification Produced

     -----------------               ----------------------------------
     -----------------               Print or type name of Notary

                                             (SEAL)

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